EXHIBIT 99.4

Second Quarter 2009

Earnings Conference Call

July 23, 2009

2

Second Quarter 2009 Earnings – Highlights

Core Results - $689 Million vs. $2.3 Billion in 2Q08

Core EPS $0.85 (diluted) vs. $2.78 in 2Q08.

Net Income - $682 Million vs. $2.3 Billion in 2Q08

EPS $0.84 (diluted) vs. $2.78 in 2Q08.

3

Second Quarter 2009 Earnings – Oil & Gas
Segment Variance Analysis – 2Q09 vs. 2Q08

Core Results for 2Q09 of $1.1 B vs. $3.8 B in 2Q08

Decrease due to lower crude oil and natural gas prices and higher DD&A rates, partially offset by higher sales volume and lower operating expenses.

($ in millions)

$3,806

2Q 08

$2,873

Sales Price

$151

Sales

Volume

$4

Exploration

Expense

$5

All Others

$1,083

2Q 09

*All Others include: Lower operating expense and higher DD&A rates.

4

Second Quarter 2009 Earnings –
Oil & Gas Segment

2Q09

2Q08

Reported Segment Earnings ($ mm)

$1,083

$3,806

WTI Oil Price ($/bbl)

$59.62

$123.98

NYMEX Gas Price ($/mcf)

$3.83

$10.43

Oxy’s Realized Prices

Worldwide Oil ($/bbl)

$52.97

$110.12

US Natural Gas ($/mcf)

$2.87

$9.99

5

Second Quarter 2009 Earnings –
Oil & Gas Segment

2Q09

2Q08

Oil and Gas Sales Volumes (mboe/d)

649

588

+ 10.4% year-over-year

Year-over-year sales volume increase includes:

+ 20 mboe/d from Dolphin;

+ 18 mboe/d from Argentina;

+ 17 mboe/d from Oman, and;

+ 12 mboe/d from domestic operations, partially offset by;

-  19 mboe/d from Libya.

Exploration expense was $54 mm in 2Q09, in line with our
guidance of $60 mm.

6

Second Quarter 2009 Earnings –
Oil & Gas Segment

The Argentina increase includes:

+ 8 mboe/d from new production coming on line;

the effect of a 15 mboe/d production loss due to a strike in 2Q08, and;

partially offset by a 5 mboe/d loss from a strike in June 2009.

Dolphin’s increase reflects higher cost recovery volumes in 2Q09 resulting from a catch-up of unrecovered volumes from 1Q09.

Substantially all of the domestic volume increase in the
Midcontinent/Rockies and Permian was attributable to 2008 acquisitions;

California production increased as a result of new wells;

Long Beach production decreased 6 mboe/d from 1Q09 due to its contract that is similar to a production sharing agreement.

The Middle East/North Africa included higher production in Oman and
Dolphin and higher production sharing volumes compared to 2Q08;

Compared to 1Q09, production sharing volumes decreased by 14 mboe/d.

7

Second Quarter 2009 Earnings – Oil & Gas
Segment – Cash Production Costs and Taxes

Oil and gas cash production costs, excluding production and
property taxes, were $10.32 per boe in 1H09.

This represents a 15% decline from 2008 full-year costs of $12.13 per boe.

Oil and gas cash production costs, excluding production and
property taxes, were $10.17 per boe in 2Q09 vs. $10.48 per
boe in 1Q09.

These declines are due to lower workover, maintenance and utilities costs and, for the change from the prior year, the effect of higher production sharing volumes.

The lower costs reflect our continued cost reduction efforts.

Taxes – other than on income were $1.76 per boe for 1H09
vs. $2.62 per boe for all of 2008.

These costs, which are sensitive to product prices, reflect lower crude oil and natural gas prices during 1H09.

In 2Q09, these taxes increased to $1.82 per boe, compared to the 1Q09 rate of $1.71 per boe, due to higher crude oil prices.

8

Second Quarter 2009 Earnings – Chemical
Segment Variance Analysis – 2Q09 vs. 2Q08

Core Results for 2Q09 of $115 mm vs. $144 mm in 2Q08

Better than our guidance of $100 mm due to higher than expected chlorine pricing.

($ in millions)

$144

2Q 08

$280

Operations/

Manufacturing*

$152

Sales Price

$155

Sales

Volume/Mix

$2

All Others

$115

2Q 09

*Lower energy and feedstock costs.

9

Second Quarter 2009 Earnings – Midstream
Segment Variance Analysis – 2Q09 vs. 2Q08

Core Results for 2Q09 of $63 mm vs. $161 mm in 2Q08

Decline due to lower NGL realized prices in the gas processing business, lower earnings in crude oil marketing and reduced margins in the power generation business.

($ in millions)

$161

2Q 08

$50

Gas Processing*

$30

Marketing

$19

Power

Generation

$1

All Others

$63

2Q 09

*Lower NGL Prices

10

Second Quarter 2009 Earnings –
Effective Tax Rate

Worldwide effective tax rate was 40% in 2Q09 vs. our
guidance of 43%;

Decrease in rate reflects a higher proportion of expected total year domestic source pre-tax income.

11

Second Quarter 2009 Earnings –
Six Months Results

YTD2009

YTD2008

Net Income ($ mm)

$1,050

$4,143

EPS (diluted)

$1.29

$5.00

Oil and Gas Sales Volumes (mboe/d)

651

598

+9% year-over-year

Capital spending was $831 million in 2Q09 and $1.9 billion
during 1H09.

We currently anticipate full year 2009 spending to be $3.6 billion;

The $100 million increase from our last estimate is mostly allocated to foreign
Oil & Gas locations.

12

Second Quarter 2009 Earnings –
Cash Flow 2009 YTD

($ in millions)

$4,000

Cash

Flow From

Operations

$2,200

Beginning

Cash

$1,800

12/31/08

Available

Cash

$1,900

Capex

$500

Acquisitions

& Signing

Bonuses

$520

Dividends

$740

Debt

Issuance

$20

Other

$1,800

Ending Cash

Balance

6/30/09

13

Second Quarter 2009 Earnings –
Shares Outstanding

Shares Outstanding (mm)

YTD09

6/30/09

Weighted Average Basic

810.8

Weighted Average Diluted

813.7

Basic Shares Outstanding

811.1

Diluted Shares Outstanding

813.9

14

Second Quarter 2009 Earnings – 3Q09 Outlook

We expect 3Q09 oil and gas sales volumes to be similar to
2Q09, at about current oil prices.

This volume range reflects decreases from Midcontinent/Rockies due to natural declines and Dolphin due to its production sharing contract, offset by increases in California, Argentina and Oman.

Commodity Price Sensitivity – Earnings

At current market prices, a $1.00 per barrel change in oil prices impacts oil and gas quarterly earnings before income taxes by about $39 mm;

A swing of $0.50 per mmBTU in domestic gas prices has a $20 mm impact on quarterly earnings before income taxes;

While the current NYMEX gas price is around $3.70 per mmBTU, prices in
California are about $3.50, in the Permian about $3.30, and the Rockies gas is in the $3.00 range.

We expect 3Q09 exploration expense to be about $50 mm
for seismic and drilling for our exploration programs.

15

Second Quarter 2009 Earnings – 3Q09 Outlook

For the Chemical segment, the second half of 2009 looks
exceptionally weak.

The weakness in caustic soda is not being offset by chlorine price increases, resulting in declining margins;

The fourth quarter is traditionally the weakest for this business and we currently expect it to be about break even;

We expect 3Q09 Chemical earnings to fall at least 50% from 2Q09 levels.

We expect our combined worldwide tax rate for 3Q09 to be
in the 40% to 42% range, depending on the split between
domestic and foreign sourced income.

16

Second Quarter 2009 Earnings –
California Exploration

Excluding the Kern County
discovery:

Over the course of little over a year,
we have drilled 34 exploration wells
seeking non-traditional hydrocarbon
bearing zones in California.

Of these wells, 9 are commercial
and 16 are currently being
evaluated;

We expect to drill an additional 8
exploration wells in 2009;

Oxy holds 1.1 mm acres of net fee
minerals and leasehold in CA, which
have been acquired in the last few
years to exploit these opportunities.
Discoveries similar to the Kern
County discovery are possible in
this net acre position.

17

Second Quarter 2009 Earnings –
California Exploration – Kern County Discovery

KERN COUNTY DISCOVERY AREA

Oxy believes there are between 150 mm and 250 mm gross
barrels of oil equivalent reserves within the outlined area
where we have drilled 6 wells to date.

Oxy’s interest in the discovery area is approximately 80%.

Approximately two-thirds of the discovery is believed to be
natural gas.

The discovery area's producing zones, whose areal
geological extent is still being defined, consists of
conventional oil and gas bearing formations.

It is probable that there are additional reserves outside the defined area.

18

Second Quarter 2009 Earnings –
California Exploration – Kern County Discovery

KERN COUNTY DISCOVERY AREA

2Q09

1Q09

Gross Production*

– Natural Gas (mmcf/d)

74

28

– Liquids (mb/d)

5

3

– Total mboe/d

17.3

7.7

Number of producing wells

6

4

Conventional Primary Production

✓

✓

*Production as of each of the quarterly earnings disclosure dates.

19

Second Quarter 2009 Earnings –
California Exploration – Kern County Discovery

In the Kern County discovery
area:

We expect to drill an additional 17
wells during 2009;

The wells in this area cost about
$3.5 to $4.0 million to drill and
complete and have payout periods
of less than six months;

The combined finding, development,
and lifting costs are expected to be
significantly less than $10 per boe;

We will also need to expand our 400
mmcf/d gas processing plant in Elk
Hills to accommodate the expected
production from the Kern County
discovery;

There will be oil production from
shale zones in this area.